UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

Pasithea Therapeutics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40804	85-1591963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(786) 977-3380

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	KTTA	The Nasdaq Capital Market
Warrants to purchase shares of common stock, par value $0.0001 per share	KTTAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 14, 2023, the Company issued a press release relating to the expiration and final results of the Tender Offer (defined below) described in Item 8.01 hereof, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

On September 14, 2023, the Company disclosed the final results of its previously announced tender offer to acquire up to 5,714,285 shares of the Company’s common stock, par value $0.0001 per share, at a price of $0.70 per share in cash, less any applicable withholding taxes and without interest (the “Tender Offer”).

Based on the final results provided by Broadridge Corporate Issuer Solutions, LLC, the depositary for the Tender Offer (the “Depositary”), 5,323,451 shares of the Company’s common stock were validly tendered and not properly withdrawn at a purchase price of $0.70 per share. Accordingly, there will be no proration and the Company has accepted for purchase all shares of common stock validly tendered and not properly withdrawn in the Tender Offer. The Depositary will promptly pay for all of the shares of common stock accepted for purchase in accordance with the terms and conditions of the Tender Offer.

The Company has 20,819,956 shares of common stock outstanding following payment for the shares of common stock purchased in the Tender Offer.

Broadridge Corporate Issuer Solutions, LLC, is also serving as the information agent for the Tender Offer. For all questions relating to the Tender Offer, please contact: Secretary, Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, Florida 33139, Email info@pasithea.com, Telephone (786) 977-3380 or Broadridge Corporate Issuer Solutions, LLC, Telephone (855) 793-5068, email shareholder@broadridge.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Pasithea Therapeutics Corp. issued September 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASITHEA THERAPEUTICS CORP.

Dated: September 14, 2023	By:	/s/ Tiago Reis Marques
Tiago Reis Marques
Chief Executive Officer

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